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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 20, 2003

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                         000-21642              35-1617970
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
   of incorporation)                                      Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

     Attached hereto, and incorporated  herein by reference in its entirety,  as
Exhibit 99.1 is a copy of a press release announcing the appointment of James Hlavacek to Vice Chairman of ATA Holdings Corp.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

    99.1 Press Release dated May 20, 2003.

                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATA Holdings Corp.

Date: May 20, 2003                         By: /s/ David M. Wing
                                               -----------------

                                           Name: David M. Wing
                                           Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

Exhibit No.                Description of the Exhibit

99.1                       Press Release dated May 20, 2003

           James W. Hlavacek Named Vice Chairman of ATA Holdings Corp.

INDIANAPOLIS, May 20, 2003 - ATA Holdings Corp., parent Company of ATA (ATA Airlines, Inc., Nasdaq: ATAH), the nation's 10th largest airline, today announced that James (Jim) W. Hlavacek, ATA Executive Vice President, has been named Vice Chairman. He will assume this new role effective immediately.

"For 20 years, Jim has played a crucial role in ATA's growth, development and success," said George Mikelsons, ATA Chairman and Chief Executive Officer. "He spearheaded our re-fleeting program making ATA the youngest, most fuel-efficient fleet among the major airlines. He was instrumental in building our presence at Chicago's Midway Airport where ATA is now the largest carrier, and he orchestrated ATA's involvement with the Civil Reserve Air Fleet (CRAF) program without affecting our scheduled service operations.

"Jim's extensive industry knowledge combined with his outstanding contributions to ATA makes him even more invaluable. There is no individual more capable or more qualified to represent ATA, its interests and the Office of the Chairman, than Jim Hlavacek," Mikelsons added. "He has been and will continue to be my most trusted advisor."

In addition, Jim will oversee three business units for the carrier including Military Charters and the CRAF program, ATA Connection (ATA's commuter subsidiary doing business as Chicago Express Airlines, Inc.) and ATA Training Corporation.

Hlavacek joined ATA in 1983, where he served as Fleet Chief Pilot, System Chief Pilot and Vice President of Operations. A commercial airline pilot for over 35 years, Hlavacek has overseen the growth of ATA from a fleet of nine aircraft to 81.

Ranked the No. 1 Medium-sized Airline in 2002 by Aviation Week magazine, ATA is the nation's 10th largest airline. ATA operates significant scheduled service from Chicago-Midway, Indianapolis, St. Petersburg, Fla and San Francisco to over 40 business and vacation destinations. For more information about the Company, visit the website at www.ata.com.

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